Fees Summary	Jan. 27, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	371.55
Total Transaction Valuation	2,690,457.69
Total Offset Amount	0.00
Net Fee	$ 371.55